EQUITABLE
HOLDINGS

Equitable Holdings
Financial Supplement

2nd Quarter 2024

All information included in this financial supplement is unaudited.

This financial supplement should be read in conjunction with Equitable Holdings' filings with the Securities and Exchange Commission (“SEC”) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at ir.equitableholdings.com.

2Q 2024 Financial Supplement	2

Consolidated Financials
and Key Metrics

2Q 2024 Financial Supplement	3

Key Metrics Summary

	For the Three Months Ended or As of						Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2023	9/30/2023	12/31/2023	3/31/2024	6/30/2024	Change	6/30/2023	6/30/2024	Change

Net income (loss)	$831	$1,135	$(589)	$217	$565	(32.0)%	$1,097	$782	(28.7)%
Net income (loss) attributable to the noncontrolling interest	(72)	(71)	(109)	(103)	(137)	(90.3)%	(161)	(240)	(49.1)%
Net income (loss) attributable to Holdings	$759	$1,064	$(698)	$114	$428	(43.6)%	$936	$542	(42.1)%

Non-GAAP Operating Earnings (1)	$441	$413	$476	$490	$494	12.0%	$805	$984	22.2%

Total equity attributable to Holdings' shareholders	$3,553	$1,642	$2,649	$2,032	$1,644	(53.7)%	$3,553	$1,644	(53.7)%
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,562	—%	1,562	1,562	—%
Total equity attributable to Holdings' common shareholders	1,991	80	1,087	470	82	(95.9)%	1,991	82	(95.9)%
Less: Accumulated other comprehensive income (loss)	(7,142)	(9,802)	(7,777)	(8,166)	(8,645)	(21.0)%	(7,142)	(8,645)	(21.0)%
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$9,133	$9,882	$8,864	$8,636	$8,727	(4.4)%	$9,133	$8,727	(4.4)%

Return on Equity (ex. AOCI) - TTM	17.1%	21.7%	13.4%	12.8%	9.2%		17.1%	9.2%
Non-GAAP Operating ROE (1)	16.5%	16.3%	17.6%	19.2%	19.8%		16.5%	19.8%

Debt to capital:
Debt to Capital (ex. AOCI)	26.3%	25.0%	28.1%	27.3%	27.1%		26.3%	27.1%

Per common share:
Diluted earnings per common share: (2)
Net income (loss) attributable to Holdings	$2.06	$3.02	$(2.15)	$0.30	$1.23	(40.3)%	$2.49	$1.52	(39.0)%
Non-GAAP Operating Earnings (1)	$1.17	$1.15	$1.33	$1.43	$1.43	22.7%	$2.13	$2.86	34.5%
Book value per common share	$5.69	$0.23	$3.26	$1.43	$0.25	(95.5)%	$5.69	$0.25	(95.5)%
Book value per common share (ex. AOCI)	$26.08	$28.90	$26.56	$26.36	$27.14	4.1%	$26.08	$27.14	4.1%

Weighted-average common shares outstanding:
Basic	355.2	346.4	337.2	330.2	324.2	(8.7)%	358.5	327.2	(8.7)%
Diluted	356.1	348.0	337.2	332.7	327.3	(8.1)%	360.0	330.4	(8.2)%

Ending common shares outstanding	350.2	342.0	333.8	327.6	321.6	(8.2)%	350.2	321.6	(8.2)%

Return to common shareholders:
Common stock dividend	$78	$77	$74	$73	$78		$150	$151
Repurchase of common shares	226	238	241	253	247		440	500
Total capital returned to common shareholders	$304	$315	$315	$326	$325		$590	$651

Market Values:
S&P 500	4,450	4,288	4,770	5,254	5,460	22.7%	4,450	5,460	22.7%
US 10-Year Treasury	3.8%	4.6%	3.9%	4.2%	4.4%		3.8%	4.4%

Notes:
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.
(2) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.

2Q 2024 Financial Supplement	4

Consolidated Statements of Income (Loss)

	For the Three Months Ended						Six Months Ended
(in millions USD, unless otherwise indicated)	6/30/2023	9/30/2023	12/31/2023	3/31/2024	6/30/2024	Change	6/30/2023	6/30/2024	Change

Revenues
Policy charges and fee income	$594	$599	$599	$614	$617	3.9%	$1,182	$1,231	4.1%
Premiums	280	267	281	275	282	0.7%	556	557	0.2%
Net derivative gains (losses)	(917)	615	(1,254)	(1,376)	(208)	77.3%	(1,758)	(1,584)	9.9%
Net investment income (loss)	1,036	1,071	1,223	1,219	1,166	12.5%	2,026	2,385	17.7%
Investment gains (losses), net	(56)	(411)	(159)	(39)	(16)	71.4%	(143)	(55)	61.5%
Investment management and service fees	1,182	1,217	1,241	1,278	1,240	4.9%	2,362	2,518	6.6%
Other income	258	266	239	259	429	66.3%	509	688	35.2%
Total revenues	2,377	3,624	2,170	2,230	3,510	47.7%	4,734	5,740	21.3%

Benefits and other deductions
Policyholders’ benefits	684	693	647	677	667	(2.5)%	1,414	1,344	(5.0)%
Remeasurement of liability for future policy benefits	(7)	49	29	1	(8)	(14.3)%	(3)	(7)	—%
Change in market risk benefits and purchased market risk benefits	(975)	(817)	(35)	(1,100)	(133)	86.4%	(955)	(1,233)	—%
Interest credited to policyholders’ account balances	501	556	563	566	605	20.8%	964	1,171	21.5%
Compensation and benefits	566	593	586	620	577	1.9%	1,149	1,197	4.2%
Commissions and distribution related payments	393	405	412	437	463	17.8%	773	900	16.4%
Interest expense	55	55	57	57	62	12.7%	116	119	2.6%
Amortization of deferred policy acquisition costs	155	165	169	172	169	9.0%	307	341	11.1%
Other operating costs and expenses	466	450	559	553	427	(8.4)%	889	980	10.2%
Total benefits and other deductions	1,838	2,149	2,987	1,983	2,829	53.9%	4,654	4,812	3.4%

Income (loss) from operations, before income taxes	539	1,475	(817)	247	681	26.3%	80	928	N/M
Income tax (expense) benefit	292	(340)	228	(30)	(116)	(139.7)%	1,017	(146)	(114.4)%
Net income (loss)	831	1,135	(589)	217	565	(32.0)%	1,097	782	(28.7)%
Less: net (income) loss attributable to the noncontrolling interest	(72)	(71)	(109)	(103)	(137)	(90.3)%	(161)	(240)	(49.1)%
Net income (loss) attributable to Holdings	$759	$1,064	$(698)	$114	$428	(43.6)%	$936	$542	(42.1)%
Less: Preferred stock dividends	(26)	(14)	(26)	(14)	(26)	—%	(40)	(40)	—%
Net income (loss) available to Holdings' common shareholders	$733	$1,050	$(724)	$100	$402	(45.2)%	$896	$502	(44.0)%

Adjustments related to:
Variable annuity product features	$(65)	$(1,380)	$1,191	$319	$79		$796	$398
Investment gains (losses), net	56	411	159	39	16		143	55
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	9	8	13	17	14		18	31
Other adjustments (1) (2)	62	91	153	91	(32)		107	59
Income tax (expense) benefit related to above adjustments	(13)	183	(319)	(98)	(16)		(223)	(114)
Non-recurring tax items (3)	(367)	36	(23)	8	5		(972)	13
Non-GAAP Operating earnings (4)	$441	$413	$476	$490	$494		$805	$984

Notes:
(1) Includes certain gross legal expenses related to the cost of insurance litigation of $0 million and $106 million for the three and six months ended June 30, 2024, respectively and $35 million and $35 million for the three and six months ended June 30, 2023.

(2) For the three and six months ended June 30, 2024, includes $82 million of the gain on sale on AB's Bernstein Research Service attributable to Holdings.
(3) For the three and six months ended June 30, 2024, non-recurring tax items reflects the effect of uncertain tax positions for a given audit period and for the three and six months ended June 30, 2023 primarily includes a decrease of the deferred tax valuation allowance of $376 million and $990 million.
(4) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.

2Q 2024 Financial Supplement	5

Consolidated Balance Sheets

	Balances as of
(in millions USD, unless otherwise indicated)	6/30/2023	9/30/2023	12/31/2023	3/31/2024	6/30/2024

Assets
Total investments	$97,722	$97,209	$102,173	$102,620	$107,726
Cash and cash equivalents	7,693	6,096	8,239	10,357	9,684
Cash and securities segregated, at fair value	879	928	868	866	592
Broker-dealer related receivables	2,053	2,017	1,837	1,808	1,801
Deferred policy acquisition costs	6,512	6,599	6,705	6,804	6,924
Goodwill and other intangible assets, net	5,463	5,448	5,433	5,419	5,403
Amounts due from reinsurers	8,395	8,271	8,352	8,387	8,237
Current and deferred income taxes	1,726	2,035	2,050	2,063	2,117
Purchased market risk benefits	9,931	8,745	9,427	8,337	7,993
Other assets	3,391	3,945	3,323	3,618	3,825
Assets held-for-sale	566	681	565	745	—
Assets for market risk benefits	777	701	591	818	803
Separate Accounts assets	123,898	117,577	127,251	133,735	132,664
Total assets	$269,006	$260,252	$276,814	$285,577	$287,769

Liabilities
Policyholders’ account balances	$91,595	$91,912	$95,673	$100,246	$104,072
Liability for market risk benefits	13,642	13,011	14,612	12,814	12,593
Future policy benefits and other policyholders’ liabilities	16,786	16,647	17,363	17,324	17,417
Broker-dealer related payables	1,522	454	1,232	1,022	839
Customers related payables	2,526	2,321	2,201	2,162	2,060
Amounts due to reinsurers	1,404	1,424	1,450	1,377	1,363
Short-term debt	—	—	254	—	—
Long-term debt	3,819	3,820	3,820	3,821	3,830
Notes issued by consolidated variable interest entities, at fair value using the fair value option	1,484	1,541	1,559	1,580	1,740
Other liabilities	6,410	7,412	6,088	6,511	6,718
Liabilities held-for-sale	129	216	153	239	—
Separate Accounts liabilities	123,898	117,577	127,251	133,735	132,664
Total liabilities	263,215	256,335	271,656	280,831	283,296
Redeemable noncontrolling interest	531	636	770	991	1,088

Equity
Preferred stock	1,562	1,562	1,562	1,562	1,562
Common stock	4	3	5	5	5
Additional paid-in capital	2,297	2,308	2,328	2,322	2,337
Treasury shares	(3,493)	(3,592)	(3,712)	(3,801)	(3,932)
Retained earnings	10,325	11,163	10,243	10,110	10,317
Accumulated other comprehensive income (loss)	(7,142)	(9,802)	(7,777)	(8,166)	(8,645)
Total equity attributable to Holdings	3,553	1,642	2,649	2,032	1,644
Noncontrolling interest	1,707	1,639	1,739	1,723	1,741
Total equity	5,260	3,281	4,388	3,755	3,385
Total liabilities, redeemable noncontrolling interest and equity	$269,006	$260,252	$276,814	$285,577	$287,769

2Q 2024 Financial Supplement	6

Consolidated Capital Structure

	Balances as of
(in millions USD, unless otherwise indicated)	6/30/2023	9/30/2023	12/31/2023	3/31/2024	6/30/2024

Short-term and long-term debt:
Short-term debt
AB commercial paper	$—	$—	$254	$—	$—
AB revolving credit facility	—	—	—	—	—
CLO Warehousing Debt (1)	—	—	—	—	—
Current portion of long-term debt	—	—	—	—	—
Total short-term debt	—	—	254	—	—

Total long-term debt	3,819	3,820	3,820	3,821	3,830

Total short-term and long-term debt: [A]	$3,819	$3,820	$4,074	$3,821	$3,830

Equity:
Preferred stock	$1,562	$1,562	$1,562	$1,562	$1,562
Common stock	4	3	5	5	5
Additional paid-in capital	2,297	2,308	2,328	2,322	2,337
Treasury stock, at cost	(3,493)	(3,592)	(3,712)	(3,801)	(3,932)
Retained earnings	10,325	11,163	10,243	10,110	10,317
Accumulated other comprehensive income (loss)	(7,142)	(9,802)	(7,777)	(8,166)	(8,645)
Total equity attributable to Holdings	3,553	1,642	2,649	2,032	1,644
Noncontrolling interest	1,707	1,639	1,739	1,723	1,741
Total equity	$5,260	$3,281	$4,388	$3,755	$3,385

Total equity attributable to Holdings, (ex. AOCI): [B]	$10,695	$11,444	$10,426	$10,198	$10,289

Capital:
Total capitalization (2)	$7,372	$5,462	$6,723	$5,853	$5,474
Total capitalization (ex. AOCI): [A+B] (2)	$14,514	$15,264	$14,500	$14,019	$14,119

Debt to capital:
Debt to capital (ex. AOCI) (3)	26.3%	25.0%	28.1%	27.3%	27.1%

	For the Three Months Ended
Roll-forward of common shares outstanding (millions of shares):
Beginning balance	359.1	350.2	342.0	333.8	327.6
Repurchases	(3.6)	(3.4)	(3.9)	(3.2)	(3.2)
Retirements	(5.3)	(4.9)	(4.4)	(4.3)	(3.1)
Issuances	0.1	0.1	0.1	1.3	0.3
Ending basic common shares outstanding	350.2	342.0	333.8	327.6	321.6
Total potentially dilutive shares	1.5	1.4	1.5	2.5	3.2
Ending common shares outstanding - maximum potential dilution	351.7	343.4	335.3	330.1	324.7
Notes:
(1) CLO Warehousing Debt related to VIE consolidation of CLO investment.
(2) Total capitalization exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.
(3) Debt to capital ratio exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.

2Q 2024 Financial Supplement	7

Operating Earnings (Loss) by Segment and Corporate and Other

	Three Months Ended June 30, 2024
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Asset Management	Protection Solutions	Wealth Management	Legacy	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$176	$79	$—	$532	$—	$41	$71	$—	$899
Net investment income (loss)	548	139	7	260	4	59	152	22	1,191
Net derivative gains (losses)	(6)	—	(1)	(1)	—	—	(2)	6	(4)
Investment management, service fees and other income	92	65	1,045	43	438	100	7	(255)	1,535
Segment revenues	810	283	1,051	834	442	200	228	(227)	3,621
Benefits and other deductions
Policyholders’ benefits	19	—	—	473	—	60	115	—	667
Remeasurement of liability for future policy benefits	—	—	—	(12)	—	2	2	—	(8)
Interest credited to policyholders’ account balances	278	56	—	135	—	11	124	—	604
Commissions and distribution related payments	80	45	180	43	282	41	6	(214)	463
Amortization of deferred policy acquisition costs	111	8	—	32	—	15	3	—	169
Compensation and benefits, interest expense and financing fees and other operating costs and expense	48	29	633	86	99	23	101	(13)	1,006
Segment benefits and other deductions	536	138	813	757	381	152	351	(227)	2,901
Operating earnings (loss), before income taxes	274	145	238	77	61	48	(123)	—	720
Income Taxes	(40)	(22)	(42)	(11)	(17)	(7)	20	—	(119)
Operating earnings (loss), before noncontrolling interest	234	123	196	66	44	41	(103)	—	601
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(95)	1	—	—	(13)	—	(107)
Operating earnings (loss)	$234	$123	$101	$67	$44	$41	$(116)	$—	$494

	Three Months Ended June 30, 2023
	Individual Retirement	Group Retirement	Asset Management	Protection Solutions	Wealth Management	Legacy	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$165	$66	$—	$524	$—	$44	$75	$—	$874
Net investment income (loss)	391	132	2	242	3	60	187	8	1,025
Net derivative gains (losses)	(5)	—	(1)	(16)	—	—	(5)	4	(23)
Investment Management, service fees and other income	96	69	999	34	388	99	5	(230)	1,460
Segment revenues	647	267	1,000	784	391	203	262	(218)	3,336
Benefits and other deductions
Policyholders’ benefits	19	—	—	484	—	61	120	—	684
Remeasurement of liability for future policy benefits	(1)	—	—	(2)	—	—	(4)	—	(7)
Interest credited to policyholders’ account balances	160	52	—	130	—	12	147	—	501
Commissions and distribution related payments	63	47	150	36	243	43	4	(193)	393
Amortization of deferred policy acquisition costs	92	15	—	30	—	16	2	—	155
Compensation and benefits, interest expense and financing fees and other operating costs and expense	43	29	647	77	94	19	119	(25)	1,003
Segment benefits and other deductions	376	143	797	755	337	151	388	(218)	2,729
Operating earnings (loss), before income taxes	271	124	203	29	54	52	(126)	—	607
Income Taxes	(37)	(17)	(24)	(5)	(12)	(7)	19	—	(83)
Operating earnings (loss), before noncontrolling interest	234	107	179	24	42	45	(107)	—	524
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(80)	—	—	—	(3)	—	(83)
Operating earnings (loss)	$234	$107	$99	$24	$42	$45	$(110)	$—	$441

2Q 2024 Financial Supplement	8

Operating Earnings (Loss) by Segment and Corporate and Other (2/2)

	Six Months Ended June 30, 2024
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Asset Management	Protection Solutions	Wealth Management	Legacy	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$350	$152	$—	$1,060	$—	$88	$138	$—	$1,788
Net investment income (loss)	1,058	281	15	517	8	121	331	43	2,374
Net derivative gains (losses)	(11)	—	(6)	(1)	—	—	(10)	11	(17)
Investment Management, service fees and other income	179	142	2,135	83	857	201	15	(497)	3,115
Segment revenues	1,576	575	2,144	1,659	865	410	474	(443)	7,260
Benefits and other deductions
Policyholders’ benefits	36	—	—	960	—	119	229	—	1,344
Remeasurement of liability for future policy benefits	(2)	—	—	(16)	—	—	11	—	(7)
Interest credited to policyholders’ account balances	524	108	—	268	—	22	248	—	1,170
Commissions and distribution related payments	157	89	353	83	542	81	9	(414)	900
Amortization of deferred policy acquisition costs	220	23	—	62	—	31	5	—	341
Compensation and benefits, interest expense and financing fees and other operating costs and expense	102	64	1,305	177	204	50	207	(29)	2,080
Segment benefits and other deductions	1,037	284	1,658	1,534	746	303	709	(443)	5,828
Operating earnings (loss), before income taxes	539	291	486	125	119	107	(235)	—	1,432
Income Taxes	(77)	(42)	(86)	(18)	(32)	(15)	37	—	(233)
Operating earnings (loss), before noncontrolling interest	462	249	400	107	87	92	(198)	—	1,199
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(193)	1	—	—	(23)	—	(215)
Operating earnings (loss) (1)	$462	$249	$207	$108	$87	$92	$(221)	$—	$984

	Six Months Ended June 30, 2023
	Individual Retirement	Group Retirement	Asset Management	Protection Solutions	Wealth Management	Legacy	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$328	$130	$—	$1,044	$—	$78	$158	$—	$1,738
Net investment income (loss)	731	244	11	459	5	126	384	42	2,002
Net derivative gains (losses)	(10)	(1)	(11)	(18)	—	—	(11)	8	(43)
Investment Management, service fees and other income	186	131	2,009	66	748	205	12	(448)	2,909
Segment revenues	1,235	504	2,009	1,551	753	409	543	(398)	6,606
Benefits and other deductions
Policyholders’ benefits	43	—	—	1,019	—	107	245	—	1,414
Remeasurement of liability for future policy benefits	—	—	—	4	—	—	(7)	—	(3)
Interest credited to policyholders’ account balances	289	102	—	255	—	24	294	—	964
Commissions and distribution related payments	123	84	298	70	471	86	9	(368)	773
Amortization of deferred policy acquisition costs	181	30	—	59	—	32	5	—	307
Compensation and benefits, interest expense and financing fees and other operating costs and expense	90	58	1,284	157	185	37	222	(30)	2,003
Segment benefits and other deductions	726	274	1,582	1,564	656	286	768	(398)	5,458
Operating earnings (loss), before income taxes	509	230	427	(13)	97	123	(225)	—	1,148
Income Taxes	(75)	(34)	(60)	2	(23)	(18)	39	—	(169)
Operating earnings (loss), before noncontrolling interest	434	196	367	(11)	74	105	(186)	—	979
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(169)	—	—	—	(5)	—	(174)
Operating earnings (loss)	$434	$196	$198	$(11)	$74	$105	$(191)	$—	$805
Notes:
(1) Corporate and Other includes an out of period adjustment of $58 million related to income from hedging of TIPS for the six months ended June 30, 2024.

2Q 2024 Financial Supplement	9

Assets Under Management and Administration

	Balances as of
(in billions USD, except for Equitable Headcount)	6/30/2023	9/30/2023	12/31/2023	3/31/2024	6/30/2024

Assets Under Management

AB AUM
Total AB	$691.5	$669.0	$725.2	$758.7	$769.5
Exclusion for General Account and other Affiliated Accounts	(73.7)	(69.8)	(75.0)	(75.9)	(68.9)
Exclusion for Separate Accounts	(41.0)	(39.3)	(44.5)	(47.3)	(58.2)
AB third party	$576.8	$559.9	$605.7	$635.4	$642.4

Total company AUM
AB third party	$576.8	$559.9	$605.7	$635.4	$642.4
General Account and other Affiliated Accounts (1) (3) (4)	105.4	103.3	110.4	113.0	117.4
Separate Accounts (2) (3) (4)	123.9	117.6	127.3	133.7	132.7
Total AUM	$806.1	$780.8	$843.4	$882.1	$892.5

Total Assets Under Administration (AUA) (5)	$80.4	$79.4	$87.0	$91.9	$93.8

Equitable Advisor Headcount
Total Number of Equitable Advisors	4,101	4,141	4,406	4,320	4,358

Notes:

(1) “General Account and Other Affiliated Accounts” refers to assets held in the general accounts of our insurance companies and other assets on which we bear the investment risk.
(2) “Separate Accounts” refers to the separate account investment assets of our insurance subsidiaries excluding any assets on which we bear the investment risk.
(3) As of June 30, 2023, September 30, 2023, December 31, 2023, March 31, 2024 and June 30, 2024, Separate Account is inclusive of $12.6 billion, $11.7 billion, $12.5 billion, $12.9 billion and $12.5 billion & General Account AUM is inclusive of $52 million, $51 million, $49 million, $47 million and $46 million, respectively, Account Value ceded to Venerable.
(4) As of June 30, 2023, September 30, 2023, December 31, 2023, March 31, 2024, and June 2024 Separate Account is inclusive of $6.3 billion, $5.9 billion, $6.4 billion, $6.9 billion and $6.8 billion & General Account AUM is inclusive of $3.8 billion, $3.7 billion, $3.6 billion, $3.5 billion and $3.4 billion, respectively, Account Value ceded to Global Atlantic.
(5) Includes Advisory and Brokerage AUA included in our Wealth Management segment.

2Q 2024 Financial Supplement	10

Sales Metrics by Segment

	For the Three Months Ended						Six Months Ended
(in millions USD, unless otherwise indicated)	6/30/2023	9/30/2023	12/31/2023	3/31/2024	6/30/2024	Change	6/30/2023	6/30/2024	Change

Insurance Operations

Individual Retirement
First year premiums and deposits	$3,650	$3,804	$3,848	$4,314	$4,488	22.9%	$6,493	$8,802	35.6%
Renewal premium and deposits	10	8	7	13	8	(20.0)%	18	21	18.6%
Total Gross Premiums	$3,660	$3,812	$3,855	$4,327	$4,496	22.8%	$6,511	$8,823	35.5%

Group Retirement
First year premiums and deposits	$370	$343	$545	$428	$950	156.6%	$693	$1,378	98.9%
Renewal premium and deposits	595	464	592	590	620	4.2%	1,169	1,210	3.5%
Total Gross Premiums	$965	$807	$1,137	$1,018	$1,570	62.7%	$1,862	$2,588	39.0%

Protection Solutions
First year premiums and deposits	$107	$103	$154	$113	$121	13.1%	$210	$234	11.3%
Renewal premium and deposits	662	653	667	665	663	0.2%	1,345	1,328	(1.3)%
Total Gross Premiums	$769	$756	$821	$778	$784	2.0%	$1,556	$1,562	0.4%

Asset Management (in billions USD)
Gross Sales by distribution channel
Institutional	$1.5	$4.3	$3.0	$3.3	$3.3	120.0%	$4.5	$6.6	46.7%
Retail	16.5	16.9	21.0	23.8	23.2	40.6%	33.3	47.0	41.1%
Private Wealth	4.4	4.0	4.3	5.5	5.4	22.7%	10.2	10.9	6.9%
Firmwide Gross Sales	$22.4	$25.2	$28.3	$32.6	$31.9	42.4%	$48.0	$64.5	34.4%

Gross sales by investment service
Equity Active	$9.3	$10.3	$9.2	$11.7	$12.5	34.4%	$17.8	$24.2	36.0%
Equity Passive (1)	0.4	0.4	0.2	0.7	0.3	(25.0)%	0.6	1.0	66.7%
Fixed Income - Taxable	7.6	7.6	10.2	12.1	10.3	35.5%	18.7	22.4	19.8%
Fixed Income - Tax-Exempt	3.4	3.8	5.5	5.3	4.9	44.1%	7.3	10.2	39.7%
Fixed Income Passive (1)	—	0.4	1.3	—	—	—%	—	—	—%
Alternatives/Multi-Asset Solutions (2)	1.7	2.7	1.9	2.8	3.9	129.4%	3.6	6.7	86.1%
Firmwide Gross Sales	$22.4	$25.2	$28.3	$32.6	$31.9	42.4%	$48.0	$64.5	34.4%

Wealth Management
Sales by Product Type
Advisory	$2,315	$2,369	$2,518	$2,866	$3,304	42.7%	$4,631	$6,171	33.2%
Brokerage and Direct	1,172	1,272	1,308	1,357	1,481	26.4%	2,271	2,839	25.0%
Retirement, Premiums and Deposits	3,231	2,965	3,324	3,565	3,504	8.5%	6,255	7,069	13.0%
Total Sales	$6,718	$6,606	$7,150	$7,794	$8,290	23.4%	$13,157	$16,078	22.2%
Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services.

2Q 2024 Financial Supplement	11

Business Segments:
Operating Earnings Results and Metrics

2Q 2024 Financial Supplement	12

I

Individual Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2023	9/30/2023	12/31/2023	3/31/2024	6/30/2024	Change	6/30/2023	6/30/2024	Change

Revenues
Policy charges, fee income and premiums	$165	$169	$163	$174	$176	6.7%	$328	$350	6.7%
Net investment income (loss)	391	438	474	510	548	40.2%	731	1,058	44.7%
Net derivative gains (losses)	(5)	(5)	(5)	(5)	(6)	(20.0)%	(10)	(11)	(10.0)%
Investment management, service fees and other income	96	91	83	87	92	(4.2)%	186	179	(3.8)%
Segment revenues	647	693	715	766	810	25.2%	1,235	1,576	27.6%

Benefits and other deductions
Policyholders’ benefits	19	20	19	17	19	—%	43	36	(16.3)%
Remeasurement of liability for future policy benefits	(1)	—	—	(2)	—	100.0%	—	(2)	(100.0)%
Interest credited to policyholders’ account balances	160	186	224	246	278	73.8%	289	524	81.3%
Commissions and distribution-related payments	63	69	69	77	80	27.0%	123	157	27.6%
Amortization of deferred policy acquisition costs	92	102	105	109	111	20.7%	181	220	21.5%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	43	51	53	54	48	11.6%	90	102	13.3%
Segment benefits and other deductions	376	428	470	501	536	42.6%	726	1,037	42.8%

Operating earnings (loss), before income taxes	271	265	245	265	274	1.1%	509	539	5.9%
Income taxes	(37)	(55)	(39)	(37)	(40)	(8.1)%	(75)	(77)	(2.7)%
Operating earnings (loss), before noncontrolling interest	234	210	206	228	234	—%	434	462	6.5%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$234	$210	$206	$228	$234	—%	$434	$462	6.5%

Summary Metrics

Operating earnings (loss) - TTM:	$807	$834	$850	$878	$878	8.8%	$807	$878	8.8%

Average Account Value (TTM)	$75,675	$77,955	$82,361	$87,169	$91,797	21.3%	$75,675	$91,797	21.3%

Return on assets (TTM)	1.27%	1.28%	1.24%	1.20%	1.14%		1.27%	1.14%

Net flows	$1,501	$1,663	$1,460	$1,649	$1,857	23.7%	$2,433	$3,506	44.1%

First year premiums and deposits	$3,650	$3,804	$3,848	$4,314	$4,488	22.9%	$6,493	$8,802	35.6%

In-force Policy Count by Product (in thousands):	596	604	610	616	623		596	623

2Q 2024 Financial Supplement	13

Individual Retirement - Select Operating Metrics
	For the Three Months Ended or As of					Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2023	9/30/2023	12/31/2023	3/31/2024	6/30/2024	6/30/2023	6/30/2024

Sales Metrics
First Year Premiums and Deposits by Product:
SCS	$2,626	$2,847	$2,931	$3,023	$2,983	$4,623	$6,006
SCS Income	258	214	218	393	482	501	875
Retirement Cornerstone	511	518	477	561	555	811	1,116
Investment Edge	216	190	185	310	430	469	740
Other	39	35	37	27	38	89	65
Total First Year Premiums and Deposits	$3,650	$3,804	$3,848	$4,314	$4,488	$6,493	$8,802

Account Values
General Account:
Balance as of beginning of period	$41,166	$45,304	$46,332	$52,062	$57,257	$37,822	$52,062
Gross premiums and deposits (1)	2,752	2,951	2,918	3,392	3,479	4,924	6,871
Surrenders, withdrawals and benefits	(955)	(972)	(1,101)	(1,205)	(1,172)	(1,825)	(2,377)
Net flows	1,797	1,979	1,817	2,187	2,307	3,099	4,494
Investment performance, interest credited and policy charges	2,341	(951)	3,913	3,008	1,564	4,380	4,572
Other	—	—	—	—	—	3	—
Balance as of end of period	$45,304	$46,332	$52,062	$57,257	$61,128	$45,304	$61,128
Separate Accounts:
Balance as of beginning of period	$37,634	$38,589	$36,820	$39,619	$41,062	$36,455	$39,619
Gross premiums and deposits (1)	923	881	949	946	1,026	1,622	1,972
Surrenders, withdrawals and benefits	(1,219)	(1,197)	(1,306)	(1,484)	(1,476)	(2,288)	(2,960)
Net flows	(296)	(316)	(357)	(538)	(450)	(666)	(988)
Investment performance, interest credited and policy charges	1,251	(1,453)	3,156	1,981	198	2,796	2,179
Other	—	—	—	—	—	4	—
Balance as of end of period	$38,589	$36,820	$39,619	$41,062	$40,810	$38,589	$40,810
Total:
Balance as of beginning of period	$78,800	$83,893	$83,152	$91,681	$98,319	$74,277	$91,681
Gross premiums and deposits (1)	3,675	3,832	3,867	4,338	4,505	6,546	8,843
Surrenders, withdrawals and benefits	(2,174)	(2,169)	(2,407)	(2,689)	(2,648)	(4,113)	(5,337)
Net flows	1,501	1,663	1,460	1,649	1,857	2,433	3,506
Investment performance, interest credited and policy charges	3,592	(2,404)	7,069	4,989	1,762	7,176	6,751
Other	—	—	—	—	—	7	—
Balance as of end of period	$83,893	$83,152	$91,681	$98,319	$101,938	$83,893	$101,938

Net Amount at Risk (NAR)
Total GMIB NAR	$12	$10	$14	$17	$21	$12	$21
Total GMWB NAR	$—	$—	$—	$—	$—	$—	$—
Total GMDB NAR	$3,294	$3,755	$3,104	$2,868	$2,972	$3,294	$2,972
MRB Reserves (Net of Reinsurance)	$168	$354	$618	$320	$399	$168	$399
Notes:
(1) Includes deposits from certain other products not reported as first year premiums and deposits or renewal premiums and deposits elsewhere in this document.

2Q 2024 Financial Supplement	14

Group Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2023	9/30/2023	12/31/2023	3/31/2024	6/30/2024	Change	6/30/2023	6/30/2024	Change

Revenues
Policy charges, fee income and premiums	$66	$71	$67	$73	$79	19.7%	$130	$152	16.9%
Net investment income (loss)	132	128	125	142	139	5.3%	244	281	15.2%
Net derivative gains (losses)	—	—	—	—	—	—%	(1)	—	100.0%
Investment management, service fees and other income	69	68	58	77	65	(5.8)%	131	142	8.4%
Segment revenues	267	267	250	292	283	6.0%	504	575	14.1%

Benefits and other deductions
Policyholder benefits	—	—	—	—	—	—%	—	—	—%
Remeasurement of liability for future policy benefits	—	—	—	—	—	—%	—	—	—%
Interest credited to policyholders’ account balances	52	55	58	52	56	7.7%	102	108	5.9%
Commissions and distribution-related payments	47	35	36	44	45	(4.3)%	84	89	6.0%
Amortization of deferred policy acquisition costs	15	14	15	15	8	(46.7)%	30	23	(23.3)%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	29	31	24	35	29	—%	58	64	10.3%
Segment benefits and other deductions	143	135	133	146	138	(3.5)%	274	284	3.6%

Operating earnings (loss), before income taxes	124	132	117	146	145	16.9%	230	291	26.5%
Income taxes	(17)	(27)	(19)	(20)	(22)	(29.4)%	(34)	(42)	(23.5)%
Operating earnings (loss), before noncontrolling interest	107	105	98	126	123	15.0%	196	249	27.0%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$107	$105	$98	$126	$123	15.0%	$196	$249	27.0%

Summary Metrics

Operating earnings (loss) - TTM:	$387	$393	$399	$436	$452	16.8	$387	$452	16.8%

Average Account Value (TTM)	$36,287	$34,823	$34,175	$35,472	$36,612	0.9%	$36,287	$36,612	0.9%

Return on assets (TTM)	1.27%	1.35%	1.40%	1.46%	1.47%		1.27%	1.47%

Net flows (1) (2)	$(20)	$(130)	$(135)	$(132)	$408	N/M	$9	$276	N/M

Gross premiums and deposits (2)	$965	$807	$1,137	$1,018	$1,570	62.7%	$1,862	$2,588	39.0%

Notes:
(1) Net of the Global Atlantic transaction.
(2) Balances for the three months ended June 30, 2023 and September 30, 2023 were revised from previously filed financial statement supplement.

2Q 2024 Financial Supplement	15

Group Retirement - Select Operating Metrics

	For the Three Months Ended or As of					Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2023	9/30/2023	12/31/2023	3/31/2024	6/30/2024	6/30/2023	6/30/2024

Sales Metrics
Gross premiums and deposits:
First-year premiums and deposits	$370	$343	$545	$428	$950	$693	$1,378
Renewal premiums and deposits	595	464	592	590	620	1,169	1,210
Group Retirement premiums and deposits	$965	$807	$1,137	$1,018	$1,570	$1,862	$2,588

Gross premiums and deposits by market:
Tax-exempt	$274	$260	$368	$317	$298	$485	$615
Corporate	70	54	149	93	108	154	201
Institutional	23	26	24	15	542	48	557
Other	3	3	4	3	2	6	5
Total first year premiums and deposits	370	343	545	428	950	693	1,378
Tax-exempt	471	341	463	453	492	899	945
Corporate	89	94	90	99	93	194	192
Institutional	—	—	—	—	—	—	—
Other	35	29	39	38	35	76	73
Total renewal premiums and deposits	595	464	592	590	620	1,169	1,210
Group Retirement premiums and deposits by market	$965	$807	$1,137	$1,018	$1,570	$1,862	$2,588

Account Values and Assets under Administration
General Account:
Balance as of beginning of period	$9,121	$9,088	$9,002	$8,963	$8,883	$9,175	$8,963
Gross premiums and deposits	241	198	257	222	768	441	990
Surrenders, withdrawals and benefits	(351)	(326)	(404)	(360)	(332)	(682)	(692)
Net flows (1) )(3)	(110)	(128)	(147)	(138)	436	(241)	298
Investment performance, interest credited and policy charges (1) (3)	77	42	96	69	64	158	133
Other (2) (3)	—	—	12	(11)	—	(4)	(11)
Balance as of end of period (3)	$9,088	$9,002	$8,963	$8,883	$9,383	$9,088	$9,383

Separate Accounts and Mutual Funds
Balance as of beginning of period	$24,446	$25,898	$24,848	$27,507	$29,607	$22,830	$27,507
Gross premiums and deposits	724	609	880	796	802	1,421	1,598
Surrenders, withdrawals and benefits	(634)	(611)	(868)	(790)	(830)	(1,171)	(1,620)
Net flows (1) (3)	90	(2)	12	6	(28)	250	(22)
Investment performance, interest credited and policy charges (1) (3)	1,362	(1,048)	2,658	2,083	305	2,788	2,388
Other (2) (3)	—	—	(11)	11	—	30	11
Balance as of end of period (3)	$25,898	$24,848	$27,507	$29,607	$29,884	$25,898	$29,884

Total:
Balance as of beginning of period	$33,567	$34,986	$33,850	$36,470	$38,490	$32,005	$36,470
Gross premiums and deposits	965	807	1,137	1,018	1,570	1,862	2,588
Surrenders, withdrawals and benefits	(985)	(937)	(1,272)	(1,150)	(1,162)	(1,853)	(2,312)
Net flows (1)	(20)	(130)	(135)	(132)	408	9	276
Investment performance, interest credited and policy charges (1)	1,439	(1,006)	2,754	2,152	369	2,946	2,521
Other (2)	—	—	1	—	—	26	—
Balance as of end of period	$34,986	$33,850	$36,470	$38,490	$39,267	$34,986	$39,267
Notes:
(1) Net of the Global Atlantic transaction.
(2) For the six months ended June 30, 2023, amounts reflect a total special payment applied to the accounts of active clients as part of a previously disclosed settlement agreement between Equitable Financial and the SEC.

(3) Balances for the three months ended June 30, 2023 and September 30, 2023 were revised from previously filed financial statement supplement.

2Q 2024 Financial Supplement	16

Asset Management - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of							Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2023	9/30/2023	12/31/2023	3/31/2024		6/30/2024	Change	6/30/2023	6/30/2024	Change

Revenues
Net investment income (loss)	$2	$(9)	$16	$8		$7	250.0%	$11	$15	36.4%
Net derivative gains (losses)	(1)	9	(14)	(5)		(1)	—%	(11)	(6)	45.5%
Investment management, service fees and other income	999	1,034	1,072	1,090		1,045	4.6%	2,009	2,135	6.3%
Segment revenues	1,000	1,034	1,074	1,093		1,051	5.1%	2,009	2,144	6.7%

Benefits and other deductions
Commissions and distribution-related payments	150	156	156	173		180	20.0%	298	353	18.5%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	647	658	679	672		633	(1.9)%	1,284	1,305	1.6%
Total benefits and other deductions	797	814	835	845		813	2.0%	1,582	1,658	4.8%

Operating earnings (loss), before income taxes	203	220	239	248		238	17.2%	427	486	13.8%
Income taxes	(24)	(36)	(30)	(44)		(42)	(75.0)%	(60)	(86)	(43.3)%
Operating earnings (loss), before noncontrolling interest	179	184	209	204		196	9.5%	367	400	9.0%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(80)	(85)	(95)	(98)		(95)	(18.8)%	(169)	(193)	(14.2)%
Operating earnings (loss)	$99	$99	$114	$106		$101	2.0%	$198	$207	4.5%

Summary Metrics

Adjusted operating margin (1)	27.0%	28.0%	29.2%	30.3%		30.8%		27.8%	30.5%

Net flows (in billions USD)	$(4.0)	$(1.9)	$(1.8)	$0.5		0.9		$(3.2)	$1.4

Total AUM (in billions USD)	$691.5	$669.0	$725.2	$758.7		$769.5		$691.5	$769.5

Ownership Structure of AB

Holdings and its subsidiaries	59.9%	60.3%	59.8%	59.6%		59.7%		59.9%	59.7%
AB Holding	39.3%	39.0%	39.5%	39.7%		39.6%		39.3%	39.6%
Unaffiliated holders	0.8%	0.7%	0.7%	0.7%		0.7%		0.8%	0.7%
Total	100.0%	100.0%	100.0%	100.0%		100.0%		100.0%	100.0%

EQH economic interest	61.4%	61.7%	61.2%	61.0%		61.2%		61.4%	61.2%
EQH average economic interest	61.4%	61.5%	61.6%	61.1%	61.1%	61.1%		61.4%	61.1%

Units of limited partnership outstanding (in millions)	285.7	284.0	286.6	287.3		286.8		285.7	286.8
Notes:
(1) Adjusted operating margin is a non-GAAP financial measure used by AllianceBernstein L.P. (“AB”) management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.

2Q 2024 Financial Supplement	17

Asset Management - Select Operating Metrics

	For the Three Months Ended or As of
(in billions USD, unless otherwise indicated)	6/30/2023	9/30/2023	12/31/2023	3/31/2024	6/30/2024

AUM Roll-forward
Balance as of beginning of period	$675.9	$691.5	$669.0	$725.2	$758.7
Sales/new accounts	22.4	25.2	28.3	32.6	31.9
Redemptions/terminations	(23.1)	(20.3)	(24.1)	(25.2)	(25.7)
Cash flow/unreinvested dividends	(3.3)	(6.8)	(6.0)	(6.9)	(5.3)
Net long-term (outflows) inflows	(4.0)	(1.9)	(1.8)	0.5	0.9
Acquisition	—	—	—	—	—
Market appreciation (depreciation)	19.6	(20.6)	58.0	33.0	9.9
Net change	15.6	(22.5)	56.2	33.5	10.8
Balance as of end of period	$691.5	$669.0	$725.2	$758.7	$769.5

Ending Assets by distribution channel
Institutions	$309.2	$296.9	$317.1	$322.5	$322.7
Retail	266.6	259.2	286.8	308.0	316.4
Private Wealth	115.7	112.9	121.3	128.2	130.4
Total	$691.5	$669.0	$725.2	$758.7	$769.5

Ending Assets by investment service
Equity
Actively Managed	$235.9	$226.8	$247.5	$264.1	$264.4
Passively Managed (1)	60.5	56.0	62.1	64.7	65.8
Total Equity	$296.4	$282.8	$309.6	$328.8	$330.2
Fixed Income
Actively Managed	$258.4	$250.6	$269.7	$276.1	$282.2
Passively Managed (1)	9.4	9.4	11.4	11.2	11.0
Total Fixed Income	267.8	260.0	281.1	287.3	293.2
Total Alternatives/Multi-Asset Solutions (2)	127.3	126.2	134.5	142.6	146.1
Total	$691.5	$669.0	$725.2	$758.7	$769.5

Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services.

2Q 2024 Financial Supplement	18

Asset Management - Net Flows
	For the Three Months Ended					Six Months Ended or As of
(in billions USD, unless otherwise indicated)	6/30/2023	9/30/2023	12/31/2023	3/31/2024	6/30/2024	6/30/2023	6/30/2024
Net Flows by Distribution Channel
Institutions
US	$4.0	$(1.6)	$(1.0)	$(1.5)	$1.9	$4.0	$0.4
Global and Non-US	(7.2)	(1.9)	(1.5)	(2.7)	(3.7)	(9.9)	(6.4)
Total Institutions	$(3.2)	$(3.5)	$(2.5)	$(4.2)	$(1.8)	$(5.9)	$(6.0)
Retail
US	$(1.0)	$2.5	$1.4	$1.9	$2.7	$(1.0)	$4.6
Global and Non-US	0.3	(0.9)	(0.1)	2.3	0.1	1.9	2.4
Total Retail	$(0.7)	$1.6	$1.3	$4.2	$2.8	$0.9	$7.0
Private Wealth
US	$0.3	$0.1	$(0.1)	$0.7	$0.2	$2.3	$0.9
Global and Non-US	(0.4)	(0.1)	(0.5)	(0.2)	(0.3)	(0.5)	(0.5)
Total Private Wealth	$(0.1)	$—	$(0.6)	$0.5	$(0.1)	$1.8	$0.4
Total Net Flows by Distribution Channel	$(4.0)	$(1.9)	$(1.8)	$0.5	$0.9	$(3.2)	$1.4
Net Flows by Investment Service
Equity Active
US	$(3.0)	$1.4	$(3.3)	$(1.5)	$(1.5)	$(4.4)	$(3.0)
Global and Non-US	(3.8)	(1.6)	(1.7)	(4.7)	(4.6)	(5.8)	(9.3)
Total Equity Active	$(6.8)	$(0.2)	$(5.0)	$(6.2)	$(6.1)	$(10.2)	$(12.3)
Equity Passive (1)
US	$—	$(2.6)	$(0.3)	$(3.2)	$(0.6)	$(0.6)	$(3.8)
Global and Non-US	(0.3)	0.2	(0.2)	(0.1)	(0.1)	(0.5)	(0.2)
Total Equity Passive (1)	$(0.3)	$(2.4)	$(0.5)	$(3.3)	$(0.7)	$(1.1)	$(4.0)
Fixed Income - Taxable
US	$5.4	$0.2	$0.7	$1.3	$4.6	$7.9	$5.9
Global and Non-US	(0.5)	(2.6)	(0.1)	3.3	(0.2)	0.5	3.1
Total Fixed Income - Taxable	$4.9	$(2.4)	$0.6	$4.6	$4.4	$8.4	$9.0
Fixed Income - Tax-Exempt
US	$0.9	$1.3	$1.9	$2.9	$1.9	$2.5	$4.8
Global and Non-US	—	—	—	—	—	—	—
Total Fixed Income - Tax-Exempt	$0.9	$1.3	$1.9	$2.9	$1.9	$2.5	$4.8
Fixed Income - Passive (1)
US	$(0.1)	$0.5	$1.2	$—	$(0.1)	$(0.2)	$(0.1)
Global and Non-US	0.2	(0.1)	—	(0.1)	0.1	0.1	—
Total Fixed Income - Passive (1)	$0.1	$0.4	$1.2	$(0.1)	$—	$(0.1)	$(0.1)
Alternatives/Multi-Asset Solutions (2)
US	$0.1	$0.2	$0.1	$1.6	$0.5	$0.1	$2.1
Global and Non-US	(2.9)	1.2	(0.1)	1.0	0.9	(2.8)	1.9
Total Alternatives/Multi-Asset Solutions (2)	$(2.8)	$1.4	$—	$2.6	$1.4	$(2.7)	$4.0
Total Net Flows by Investment Service	$(4.0)	$(1.9)	$(1.8)	$0.5	$0.9	$(3.2)	$1.4
Active vs. Passive Net Flows
Actively Managed
Equity	$(6.8)	$(0.2)	$(5.0)	$(6.2)	$(6.1)	$(10.2)	$(12.3)
Fixed Income	5.8	(1.1)	2.5	7.5	6.3	10.9	13.9
Alternatives/Multi-Asset Solutions (2)	(3.0)	1.2	(0.3)	2.4	1.1	(2.9)	3.4
Total	$(4.0)	$(0.1)	$(2.8)	$3.7	$1.3	$(2.2)	$5.0
Passively Managed (1)
Equity	$(0.3)	$(2.4)	$(0.5)	$(3.3)	$(0.7)	$(1.1)	$(4.1)
Fixed Income	0.1	0.4	1.2	(0.1)	—	(0.1)	(0.1)
Alternatives/Multi-Asset Solutions (2)	0.2	0.2	0.3	0.2	0.3	0.2	0.6
Total	$—	$(1.8)	$1.0	$(3.2)	$(0.4)	$(1.0)	$(3.6)
Total Active vs Passive Net Flows	$(4.0)	$(1.9)	$(1.8)	$0.5	$0.9	$(3.2)	$1.4
Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services.

2Q 2024 Financial Supplement	19

Protection Solutions - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2023	9/30/2023	12/31/2023	3/31/2024	6/30/2024	Change	6/30/2023	6/30/2024	Change

Revenues
Policy charges, fee income and premiums	$524	$516	$544	$528	$532	1.5%	$1,044	$1,060	1.5%
Net investment income (loss)	242	260	233	257	260	7.4%	459	517	12.6%
Net derivative gains (losses)	(16)	7	(5)	—	(1)	93.8%	(18)	(1)	94.4%
Investment management, service fees and other income	34	39	35	40	43	26.5%	66	83	25.8%
Segment revenues	784	822	807	825	834	6.4%	1,551	1,659	7.0%

Benefits and other deductions
Policyholders’ benefits	484	512	444	487	473	(2.3)%	1,019	960	(5.8)%
Remeasurement of liability for future policy benefits	(2)	(16)	30	(4)	(12)	(500.0)%	4	(16)	(500.0)%
Interest credited to policyholders’ account balances	130	137	128	133	135	3.8%	255	268	5.1%
Commissions and distribution-related payments	36	37	51	40	43	19.4%	70	83	18.6%
Amortization of deferred policy acquisition costs	30	30	31	30	32	6.7%	59	62	5.1%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	77	81	90	91	86	11.7%	157	177	12.7%
Segment benefits and other deductions	755	781	774	777	757	0.3%	1,564	1,534	(1.9)%

Operating earnings (loss), before income taxes	29	41	33	48	77	165.5%	(13)	125	N/M
Income taxes	(5)	(7)	(5)	(7)	(11)	(120.0)%	2	(18)	N/M
Operating earnings (loss), before noncontrolling interest	24	34	28	41	66	175.0%	(11)	107	N/M
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	1	100.0%	—	1	100.0%
Operating earnings (loss)	$24	$34	$28	$41	$67	179.2%	$(11)	$108	N/M

Summary Metrics

Operating earnings (loss) - TTM:	$(21)	$(18)	$51	$127	$170	909.5%	$(21)	$170	909.5%

Benefit ratio	78.3%	79.0%	70.9%	75.2%	72.9%		82.1%	74.0%

Gross written premiums	$770	$756	$821	$778	$784	1.9%	$1,556	$1,562	0.4%

Annualized premiums	$78	$79	$102	$80	$91	16.4%	$154	$171	10.8%

Total in-force face amount (in billions USD) (1)	$414.7	$413.2	$412.3	$413.2	$411.7	(0.7)%	$414.7	$411.7	(0.7)%

Notes:
(1) Total in-force face amount presented on a gross basis including ceded policies.

2Q 2024 Financial Supplement	20

Protection Solutions - Select Operating Metrics

	For the Three Months Ended or As of					Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2023	9/30/2023	12/31/2023	3/31/2024	6/30/2024	6/30/2023	6/30/2024

Sales Metrics
First Year Premiums and Deposits by Product Line:
Universal Life	$—	$—	$—	$—	$—	$—	$—
Indexed Universal Life	3	4	2	2	3	5	5
Variable Universal Life	76	72	119	80	87	148	167
Term	3	3	3	3	2	6	5
Employee Benefits	25	24	29	28	29	51	57
Other (1)	—	—	1	—	—	—	—
Total	$107	$103	$154	$113	$121	$210	$234

Renewals by Product Line:
Universal Life	$179	$187	$175	$169	$166	$367	$335
Indexed Universal Life	73	71	68	74	69	149	143
Variable Universal Life	251	236	257	251	259	509	510
Term	89	88	92	92	86	183	178
Employee Benefits	66	68	71	75	80	129	155
Other (1)	4	3	4	4	3	8	7
Total	662	653	667	665	663	1,345	1,328
Total Gross Premiums	$769	$756	$821	$778	$784	$1,556	$1,562

In-force Metrics
In-force Face Amount by Product (2) (in billions USD):
Universal Life (3)	$42.0	$41.5	$40.9	$40.6	$39.6	$42.0	$39.6
Indexed Universal Life	27.2	27.1	26.9	26.6	26.5	27.2	26.5
Variable Universal Life (4)	134.8	135.4	136.9	138.1	139.0	134.8	139.0
Term	209.6	208.1	206.5	206.8	205.5	209.6	205.5
Whole Life	1.1	1.1	1.1	1.1	1.1	1.1	1.1
Total	$414.7	$413.2	$412.3	$413.2	$411.7	$414.7	$411.7

In-force Policy Count by Product (2) (in thousands):
Universal Life (3)	125	123	122	120	118	125	118
Indexed Universal Life	63	63	63	63	62	63	62
Variable Universal Life (4)	292	292	291	290	290	292	290
Term	251	248	245	246	243	251	243
Whole Life	15	15	15	15	15	15	15
Total	746	741	736	734	728	746	728

Protection Solutions Reserves
General Account	$18,071	$17,949	$18,184	$18,167	$18,150	$18,071	$18,150
Separate Accounts	15,401	14,782	16,337	17,560	17,761	15,401	17,761
Total	$33,472	$32,731	$34,521	$35,727	$35,911	$33,472	$35,911

Notes:
(1) For the individual life insurance premiums, Other includes Whole Life insurance and other products available-for-sale but not actively marketed.
(2) Includes individual life insurance and does not include Employee Benefits as it is a start-up business and therefore has immaterial in-force policies.
(3) Universal Life includes Guaranteed Universal Life.
(4) Variable Universal Life includes variable life insurance and corporate-owned life insurance.

2Q 2024 Financial Supplement	21

Wealth Management - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2023	9/30/2023	12/31/2023	3/31/2024	6/30/2024	Change	6/30/2023	6/30/2024	Change

Revenues
Net investment income (loss)	$3	$4	$4	$4	$4	33.3%	$5	$8	60.0%
Net derivative gains (losses)	—	—	—	—	—	—%	—	—	—%
Investment management, service fees and other income	388	386	404	419	438	12.9%	748	857	14.6%
Segment revenues	391	390	408	423	442	13.0%	753	865	14.9%

Benefits and other deductions
Commissions and distribution-related payments	243	244	253	260	282	16.0%	471	542	15.1%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	94	93	95	105	99	5.3%	185	204	10.3%
Segment benefits and other deductions	337	337	348	365	381	13.1%	656	746	13.7%

Operating earnings (loss), before income taxes	54	53	60	58	61	13.0%	97	119	22.7%
Income taxes	(12)	(13)	(15)	(15)	(17)	(41.7)%	(23)	(32)	(39.1)%
Operating earnings (loss), before noncontrolling interest	42	40	45	43	44	4.8%	74	87	17.6%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$42	$40	$45	$43	$44	4.8%	$74	$87	17.6%

Revenue by Activity Type

Investment management, service fees and other income:
Investment management and advisory fees	$134	$141	$140	$150	161	20.2%	$261	311	19.2%
Distribution fees	239	229	246	253	260	9.2%	456	513	12.4%
Interest income	13	13	13	13	12	(5.1)%	24	25	4.7%
Service and other income	3	3	5	3	5	77.6%	7	8	16.2%
Total Investment management, service fees and other income	$388	$386	$404	$419	438	12.7%	748	857	14.6%
Summary Metrics
Pre-tax operating margin	13.8%	13.6%	14.7%	13.7%	13.8%		12.9%	13.8%

Advisory net flows	$697	$909	$544	$(175)	$1,539	69.4%	$1,525	$1,364	(0.3)%

Total AUA	$80,421	$79,359	$87,047	$91,936	$93,816	16.7%	$80,421	$93,816	16.7%

2Q 2024 Financial Supplement	22

Wealth Management - Select Operating Metrics

	For the Three Months Ended or As of					Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2023	9/30/2023	12/31/2023	3/31/2024	6/30/2024	6/30/2023	6/30/2024

AUA Roll-forward
Advisory assets :
Beginning assets	$47,844	$50,862	$50,118	$55,072	$58,075	$45,544	$55,072
Net flows	697	909	544	(175)	1,539	1,525	1,364
Market appreciation (depreciation) and other	2,321	(1,654)	4,410	3,178	784	3,793	3,962
Advisory ending assets	$50,862	$50,118	$55,072	$58,075	$60,398	$50,862	$60,398

Brokerage and direct assets	$29,559	$29,241	$31,975	$33,861	$33,418	$29,559	$33,418

Total Wealth Management assets	$80,421	$79,359	$87,047	$91,936	$93,816	$80,421	$93,816

Cash balances	$2,926	$2,771	$2,953	$2,804	$2,695	$2,926	$2,695

Advisors
Advisors	4,101	4,141	4,406	4,320	4,358	4,101	4,358
Revenue per advisor TTM (in thousands USD)	$350	$359	$370	$380	$386	$350	$386

Sales by Product Type
Advisory	$2,315	$2,369	$2,518	$2,866	$3,304	$4,631	$6,171
Brokerage and direct	1,172	1,272	1,308	1,357	1,481	2,271	2,839
Retirement, premiums and deposits	3,231	2,965	3,324	3,565	3,504	6,255	7,069
Total sales	$6,718	$6,606	$7,150	$7,788	$8,290	$13,157	$16,078

2Q 2024 Financial Supplement	23

Legacy - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2023	9/30/2023	12/31/2023	3/31/2024	6/30/2024	Change	6/30/2023	6/30/2024	Change

Revenues
Policy charges, fee income and premiums	$44	$40	$37	$47	$41	(6.8)%	$78	$88	12.8%
Net investment income (loss)	60	59	53	62	59	(1.7)%	126	121	(4.0)%
Net derivative gains (losses)	—	—	—	—	—	—%	—	—	—%
Investment management, service fees and other income	99	99	104	101	100	1.0%	205	201	(2.0)%
Segment revenues	203	198	194	210	200	(1.5)%	409	410	0.2%

Benefits and other deductions
Policyholders’ benefits	61	53	57	59	60	(1.6)%	107	119	11.2%
Remeasurement of liability for future policy benefits	—	1	(3)	(2)	2	100.0%	—	—	—%
Interest credited to policyholders’ account balances	12	12	9	11	11	(8.3)%	24	22	(8.3)%
Commissions and distribution-related payments	43	45	41	40	41	(4.7)%	86	81	(5.8)%
Amortization of deferred policy acquisition costs	16	16	15	16	15	(6.3)%	32	31	(3.1)%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	19	20	26	27	23	21.1%	37	50	35.1%
Segment benefits and other deductions	151	147	145	151	152	0.7%	286	303	5.9%

Operating earnings (loss), before income taxes	52	51	49	59	48	(7.7)%	123	107	(13.0)%
Income taxes	(7)	(10)	(9)	(8)	(7)	—%	(18)	(15)	16.7%
Operating earnings (loss), before noncontrolling interest	45	41	40	51	41	(8.9)%	105	92	(12.4)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$45	$41	$40	$51	$41	(8.9)%	$105	$92	(12.4)%

Summary Metrics

Operating earnings (loss) - TTM:	$220	$211	$186	$177	$173	100.0%	$220	$173	100.0%

Average Account Value (TTM)	$21,851	$21,530	$21,790	$22,061	$22,103	100.0%	$21,851	$22,103	100.0%

Return on assets (TTM)	1.20%	1.17%	1.02%	0.96%	0.94%		1.20%	0.94%

Net flows (1)	$(569)	$(554)	$(643)	$(659)	$(672)	(18.1)%	$(1,092)	$(1,331)	(21.9)%

In-force Policy Count by Product (in thousands) (2):	287	281	277	269	263		287	263

Notes:
(1) Net of the Venerable transaction.
(2) In-force Policy Count by Product presented on a gross basis includes ceded policies related to the Venerable transaction.

2Q 2024 Financial Supplement	24

Legacy - Select Operating Metrics
	For the Three Months Ended or As of					Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2023	9/30/2023	12/31/2023	3/31/2024	6/30/2024	6/30/2023	6/30/2024

Account Values
General Account:
Balance as of beginning of period	$905	$887	$876	$849	$830	$925	$849
Net flows (1)	(24)	(18)	(31)	(24)	(26)	(50)	(50)
Investment performance, interest credited and policy charges (1)	6	7	4	5	6	12	11
Balance as of end of period	$887	$876	$849	$830	$810	$887	$810
Separate Accounts:
Balance as of beginning of period	$21,115	$21,485	$20,033	$21,316	$22,010	$20,557	$21,316
Net flows (1)	(545)	(536)	(612)	(635)	(646)	(1,042)	(1,281)
Investment performance, interest credited and policy charges (1)	915	(916)	1,895	1,329	53	1,970	1,382
Balance as of end of period	$21,485	$20,033	$21,316	$22,010	$21,417	$21,485	$21,417
Total:
Balance as of beginning of period	$22,020	$22,372	$20,909	$22,165	$22,840	$21,482	$22,165
Net flows (1)	(569)	(554)	(643)	(659)	(672)	(1,092)	(1,331)
Investment performance, interest credited and policy charges (1)	921	(909)	1,899	1,334	59	1,982	1,393
Balance as of end of period	$22,372	$20,909	$22,165	$22,840	$22,227	$22,372	$22,227
Net Amount at Risk (NAR)
Total GMIB NAR	$2,992	$2,767	$2,822	$2,502	$2,462	$2,992	$2,462
Total GMDB NAR	$10,082	$10,690	$9,465	$8,982	$8,984	$10,082	$8,984
MRB Reserves (Net of Reinsurance)	$2,797	$3,243	$3,998	$3,368	$3,429	$2,797	$3,429

Notes:
(1) Net of the Venerable transaction.

2Q 2024 Financial Supplement	25

Investments

2Q 2024 Financial Supplement	26

Consolidated Investment Portfolio Composition

	Balances as of
(in millions USD, unless otherwise indicated)	December 31, 2023		June 30, 2024
	Amount (1)	% of Total	Amount (1)	% of Total
Composition of investment portfolio
Fixed maturities, available-for-sale, at fair value	$67,030	60.7%	$71,579	61.0%
Fixed maturities, at fair value using the fair value option	1,654	1.5%	1,703	1.5%
Mortgage loans on real estate	18,171	16.5%	18,802	16.0%
Policy loans	4,158	3.8%	4,247	3.6%
Other equity investments	3,384	3.1%	3,743	3.2%
Other invested assets	6,719	6.1%	5,635	4.8%
Subtotal investment assets	101,116	91.6%	105,709	90.0%
Trading securities	1,057	1.0%	2,017	1.7%
Total investments	102,173	92.5%	107,726	91.8%
Cash and cash equivalents	8,239	7.5%	9,684	8.2%
Total	$110,412	100.0%	$117,410	100.0%

General Account AFS Fixed maturities by industry (Based on amortized cost)
Corporate securities:
Finance	$13,181	17.9%	$15,718	19.9%
Manufacturing	11,333	15.4%	11,467	14.5%
Utilities	6,838	9.3%	7,545	9.5%
Services	8,242	11.2%	8,718	11.0%
Energy	3,758	5.1%	2,790	3.5%
Retail and wholesale	3,253	4.4%	2,540	3.2%
State and Political	—	—%	99	0.1%
Transportation	2,493	3.4%	1,557	2.0%
Other	190	0.3%	1,388	1.8%
Total corporate securities	49,288	67.0%	51,822	65.5%
U.S. government and agency	5,735	7.8%	5,773	7.3%
Residential mortgage-backed (2)	2,470	3.4%	3,519	4.4%
Preferred stock	56	0.1%	56	0.1%
State & municipal	614	0.8%	519	0.7%
Foreign governments	719	1.0%	707	0.9%
Commercial mortgage-backed	3,595	4.9%	3,864	4.9%
Asset-backed securities	11,049	15.0%	12,864	16.3%
Total	$73,526	100.0%	$79,124	100.0%

General Account AFS Fixed maturities credit quality (3) (Based on amortized cost)
Aaa, Aa, A (NAIC Designation 1)	$47,694	64.9%	$52,384	66.2%
Baa (NAIC Designation 2)	23,476	31.9%	24,727	31.3%
Investment grade	71,170	96.8%	77,111	97.5%
Below investment grade (NAIC Designation 3 and 4)	2,356	3.2%	2,013	2.5%
Total	$73,526	100.0%	$79,124	100.0%

Notes:

(1) Investment data has been classified based on standard industry categorizations for domestic public holdings and similar classifications by industry for all other holdings.
(2) Includes publicly traded agency pass-through securities and collateralized obligations.
(3) Credit quality based on NAIC rating.

2Q 2024 Financial Supplement	27

Consolidated Results of General Account Investment Portfolio

	For the Six Months Ended or As of				Years Ended or As of
(in millions USD, unless otherwise indicated)	June 30, 2023		June 30, 2024		December 31, 2023
	Yield	Amount (2)	Yield	Amount (2)	Yield	Amount (2)
Fixed Maturities:
Income (loss)	4.03%	$1,464	4.39%	$1,656	4.17%	$3,103
Ending assets		73,413		79,124		73,526
Mortgages:
Income (loss)	4.42%	375	5.10%	473	4.65%	806
Ending assets		17,364		18,802		18,171
Other Equity Investments (1):
Income (loss)	2.55%	45	6.23%	110	3.88%	135
Ending assets		3,575		3,598		3,433
Trading Securities:
Income	—%	—	0.73%	2	—%	—
Ending assets		—		495		—
Policy Loans:
Income	5.11%	103	5.23%	110	5.30%	216
Ending assets		4,061		4,247		4,158
Cash and Short-term Investments: (3)
Income (loss)	(3.00)%	(40)	(2.13)%	(65)	(2.51)%	(81)
Ending assets		4,773		5,817		4,718
Funding Agreements:
Interest expense and other		(194)		(155)		(425)
Ending (liabilities)		(8,875)		(7,165)		(7,616)
Total invested Assets:
Income (loss)	3.84%	1,753	4.21%	2,131	3.98%	3,754
Ending assets		94,311		104,918		96,389
Short Duration Fixed Maturities:
Income (loss)	3.97%	2	—%	—	4.14%	3
Ending assets		67		—		16
Total Net Investment Income:
Investment income	3.84%	1,755	4.22%	2,131	3.98%	3,757
Less: investment fees (4)	(0.17)%	(78)	(0.17)%	(88)	(0.18)%	(166)
Investment income, net	3.67%	$1,677	4.04%	$2,043	3.80%	$3,591
General Account Ending Net Assets		$94,378		$104,918		$96,405
Operating Earnings adjustments:
Funding Agreements interest expense		194		155		425
AB and other non-General Account investment income		131		176		249
Operating Net investment income (loss)		$2,002		$2,374		$4,265
Notes:

(1) Includes, as of June 30, 2023, June 30, 2024 and December 31, 2023, $466 million, $371 million and $361 million of other invested assets. Amounts for certain consolidated VIE investments are shown net of associated non-controlling interest.

2Q 2024 Financial Supplement	28

(2) Amount for fixed maturities and mortgages represents original cost, reduced by repayments, write-downs, adjusted amortization of premiums, accretion of discount and allowances. Cost for equity securities represents original cost reduced by write-downs; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.
(3) Cash and Short-term net of collateral expense.
(4) Fixed maturities yield excludes out of period income adjustment .

2Q 2024 Financial Supplement	29

Additional Information

2Q 2024 Financial Supplement	30

Deferred Policy Acquisition Costs Rollforward

	For the Three Months Ended or As of					Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2023	9/30/2023	12/31/2023	3/31/2024	6/30/2024	6/30/2023	6/30/2024

TOTAL
Beginning balance	$6,419	$6,512	$6,599	$6,705	$6,804	$6,369	$6,705
Capitalization of commissions, sales and issue expenses	248	252	274	270	291	450	561
Amortization	(155)	(165)	(168)	(171)	(171)	(307)	(342)
Ending balance	$6,512	$6,599	$6,705	$6,804	$6,924	$6,512	$6,924

Individual Retirement
Beginning balance	$3,264	$3,347	$3,426	$3,508	$3,601	$3,219	$3,508
Capitalization of commissions, sales and issue expenses	175	181	187	202	213	309	415
Amortization	(92)	(102)	(105)	(109)	(111)	(181)	(220)
Ending balance	$3,347	$3,426	$3,508	$3,601	$3,703	$3,347	$3,703

Group Retirement
Beginning balance	$804	$808	$814	$825	$828	$800	$825
Capitalization of commissions, sales and issue expenses	19	20	25	18	20	38	38
Amortization	(15)	(14)	(14)	(15)	(9)	(30)	(24)
Ending balance	$808	$814	$825	$828	$839	$808	$839

Protection Solutions
Beginning balance	$1,644	$1,660	$1,676	$1,700	$1,714	$1,630	$1,700
Capitalization of commissions, sales and issue expenses	46	46	55	44	49	89	93
Amortization	(30)	(30)	(31)	(30)	(32)	(59)	(62)
Ending balance	$1,660	$1,676	$1,700	$1,714	$1,731	$1,660	$1,731

Legacy
Beginning balance	$583	$575	$564	$555	$546	$593	$555
Capitalization of commissions, sales and issue expenses	8	5	7	6	8	14	14
Amortization	(16)	(16)	(16)	(15)	(16)	(32)	(31)
Ending balance	$575	$564	$555	$546	$538	$575	$538

Corporate and Other
Beginning balance	$124	$122	$119	$117	$115	$127	$117
Capitalization of commissions, sales and issue expenses	—	—	—	—	1	—	1
Amortization	(2)	(3)	(2)	(2)	(3)	(5)	(5)
Ending balance	$122	$119	$117	$115	$113	$122	$113

2Q 2024 Financial Supplement	31

Use of Non-GAAP Financial Measures

In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP Operating Earnings, Non-GAAP Operating ROE, and Non-GAAP operating common EPS, each of which is a measure that is not determined in accordance with U.S. GAAP. Management principally uses these non-GAAP financial measures in evaluating performance because they present a clearer picture of our operating performance and they allow management to allocate resources. Similarly, management believes that the use of these Non-GAAP financial measures, together with relevant U.S. GAAP measures, provide investors with a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is a mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to-period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our non-GAAP financial measures may not be comparable to similar measures used by other companies.

We also discuss certain operating measures, including AUM, AUA, AV, Protection Solutions reserves and certain other operating measures, which management believes provide useful information about our businesses and the operational factors underlying our financial performance.

Non-GAAP Operating Earnings
Non-GAAP Operating Earnings is an after-tax non-GAAP financial measure used to evaluate our financial performance on a consolidated basis that is determined by making certain adjustments to our consolidated after-tax net income attributable to Holdings. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and the variable annuity product MRBs. This is a large source of volatility in net income.

Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items:
•
Items related to variable annuity product features, which include: (i) changes in the fair value of market risk benefits and purchased market risk benefits, including the related attributed fees and claims, offset by derivatives and other securities used to hedge the market risk benefits which result in residual net income volatility as the change in fair value of certain securities is reflected in OCI and due to our statutory capital hedge program; and (ii) market adjustments to deposit asset or liability accounts arising from reinsurance agreements which do not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk;

• Investment (gains) losses, which includes credit loss impairments of securities/investments, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances;
•
Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation;

•
Other adjustments, which primarily include restructuring costs related to severance and separation, lease write-offs related to non-recurring restructuring activities, COVID-19 related impacts, net derivative gains (losses) on certain Non-GMxB derivatives, net investment income from certain items including consolidated VIE investments, seed capital mark-to-market adjustments, unrealized gain/losses and realized capital gains/losses from sales or disposals of select securities, certain legal accruals; a bespoke deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market, which disposed of the risk of additional COI litigation by that entity related to those UL policies, impact of the annual actuarial assumption updates attributable to LFPB; and

• Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period and changes to the deferred tax valuation allowance.
•
In the fourth quarter of 2023, the Company updated its operating earnings measure to exclude the impact of realized amounts related to equity classified instruments. The recognition of the realized capital gains and losses from investments in current net investment income is generally considered distortive and not reflective of the ongoing core business activities of the segments. The presentation of operating earnings in prior periods was not revised to reflect this modification. The impact to operating earnings was immaterial for the three and six months ended June 30, 2023.

•
In the first quarter of 2024, the Company began allocating to its business segments collateral expense resulting from a designated rate to be paid on the collateral held back to counterparties. The new segment allocation methodology for collateral expense is based on the income earned on cash equivalents held in the surplus segments and income earned in portfolios backing collateral expenses, such that the collateral expense would be allocated to the segments up to that amount. Any remaining amount is included within Corporate and Other. This expense was previously recorded in Corporate and Other with no allocation to our business segments in prior reporting periods. The presentation of operating earnings in prior periods was not revised to reflect this modification, however, the Company estimated that allocating collateral expense to the segments for the twelve months ended December 31, 2023 and 2022, respectively, would have resulted in a decrease to operating earnings of $4.0 million and $0.8 million for Individual Retirement, $7.7 million and $1.4 million for Group Retirement, $21.9 million and $2.5 million for Protection Solutions, $4.2 million and $1.0 million for Legacy, and an increase of $37.8 million and $5.7 million for Corporate and Other. The impact to operating earnings for each segment during the quarters of 2023 was not material. Total Company operating earnings were not impacted.

Because Non-GAAP Operating Earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business.

We use the prevailing corporate federal income tax rate of 21% while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP Operating Earnings.

2Q 2024 Financial Supplement	32

Use of Non-GAAP Financial Measures

Non-GAAP Operating ROE
We calculate Non-GAAP Operating ROE by dividing Non-GAAP Operating Earnings for the previous twelve calendar months by consolidated average equity attributable to Holdings’ common shareholders, excluding AOCI. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities. Therefore, we believe excluding AOCI is more effective for analyzing the trends of our operations.
Book Value per common share, excluding AOCI
We use the term “book value” to refer to “Total equity attributable to Holdings' common shareholders.” Book Value per common share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending common shares outstanding.
Non-GAAP Operating Earnings per common share
Non-GAAP Operating Earnings per common share is calculated by dividing Non-GAAP Operating Earnings less preferred stock dividends by diluted common shares outstanding.

2Q 2024 Financial Supplement	33

Reconciliation of Non-GAAP Measures (1/3)

	For the Three Months Ended or As of					Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2023	9/30/2023	12/31/2023	3/31/2024	6/30/2024	6/30/2023	6/30/2024

Net income (loss) attributable to Holdings
Net income (loss) attributable to Holdings	$759	$1,064	$(698)	$114	$428	$936	$542
Adjustments related to:
Variable annuity product features	(65)	(1,380)	1,191	319	79	796	398
Investment gains (losses), net	56	411	159	39	16	143	55
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	9	8	13	17	14	18	31
Other adjustments (1) (2)	62	91	153	91	(32)	107	59
Income tax (expense) benefit related to above adjustments	(13)	183	(319)	(98)	(16)	(223)	(114)
Non-recurring tax items (3)	(367)	36	(23)	8	5	(972)	13
Non-GAAP Operating Earnings	$441	$413	$476	$490	$494	$805	$984

Net income (loss) attributable to Holdings	$2.13	$3.06	$(2.07)	$0.34	$1.31	$2.60	$1.64
Less: Preferred stock dividends	0.07	0.04	0.08	0.04	0.08	0.11	0.12
Net income (loss) available to Holdings' common shareholders	2.06	3.02	(2.15)	0.30	1.23	2.49	1.52
Adjustments related to:
Variable annuity product features	(0.18)	(3.97)	3.53	0.96	0.24	2.21	1.20
Investment gains (losses), net	0.16	1.18	0.47	0.12	0.05	0.40	0.17
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	0.03	0.02	0.04	0.05	0.04	0.05	0.09
Other adjustments (1) (2)	0.17	0.27	0.46	0.27	(0.10)	0.30	0.18
Income tax (expense) benefit related to above adjustments	(0.04)	0.53	(0.95)	(0.29)	(0.05)	(0.62)	(0.35)
Non-recurring tax items (3)	(1.03)	0.10	(0.07)	0.02	0.02	(2.70)	0.04
Non-GAAP Operating Earnings (loss) available to Holdings' common shareholders	$1.17	$1.15	$1.33	$1.43	$1.43	$2.13	$2.85

Book Value per common share
Book Value per common share	$5.69	$0.23	$3.26	$1.43	$0.25	$5.69	$0.25
Less: Per share impact of AOCI	(20.39)	(28.66)	(23.30)	(24.93)	(26.88)	(20.39)	(26.88)
Book value per common share (ex. AOCI)	$26.08	$28.90	$26.56	$26.36	$27.14	$26.08	$27.14

Notes:
(1) Includes certain gross legal expenses related to the cost of insurance litigation of $0 million and $106 million for the three and six months ended June 30, 2024, respectively and $35 million and $35 million for the three and six months ended June 30, 2023. The legal accruals impact per common share is $0.00 and $0.32 for the three and six months ended June 30, 2024, respectively and $0.10 and $0.10 for the three and six months ended June 30, 2023.

(2) For the three and six months ended June 30, 2024, includes $82 million of the gain on sale on AB's Bernstein Research Service attributable to Holdings. The impact per common share is $0.25 for the three and six months ended June 30, 2024, .

(3) For the three and six months ended June 30, 2024, non-recurring tax items reflects the effect of uncertain tax positions for a given audit period and for the three and six months ended June 30, 2023 primarily includes a decrease of the deferred tax valuation allowance of $376 million and $990 million. The impact per common share is $1.06 and $2.75 for the three and six months ended June 30, 2023.

2Q 2024 Financial Supplement	34

Reconciliation of Non-GAAP Measures (2/3)

	As of and for the Twelve Months Ended
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024

Net Income to Non-GAAP Operating Earnings
Net income (loss) attributable to Holdings	$1,302	$1,239	$908
Adjustments related to:
Variable annuity product features	607	65	209
Investment (gains) losses	713	665	625
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	39	47	52
Other adjustments	351	397	303
Income tax (expense) benefits related to above adjustments	(359)	(247)	(250)
Non-recurring tax items	(959)	(346)	26
Non-GAAP Operating Earnings	$1,694	$1,820	$1,873

Return on Equity and Non-GAAP Operating Return on Equity - Trailing twelve months
Net income (loss) attributable to Holdings	$1,302	$1,239	$908
Less: Preferred stock	(80)	(80)	(80)
Net income (loss) available to Holdings' common shareholders	$1,222	$1,159	$828
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$9,147	$9,045	$9,048

Return on Equity (ex. AOCI)	13.4%	12.8%	9.2%

Non-GAAP Operating Earnings	$1,694	$1,820	$1,873
Less: Preferred stock	(80)	(80)	(80)
Non-GAAP Operating Earnings available to Holdings' common shareholders	$1,614	$1,740	$1,793
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$9,147	$9,045	$9,048

Non-GAAP Operating Return on Equity (ex. AOCI)	17.6%	19.2%	19.8%

2Q 2024 Financial Supplement	35

Reconciliation of Non-GAAP Measures (3/3)

	Balances as of
(in millions USD, unless otherwise indicated)	9/30/2022	12/31/2022	3/31/2023	6/30/2023	9/30/2023	12/31/2023	3/31/2024	6/30/2024

Equity Reconciliation - Quarter-end Balances
Total equity attributable to Holdings' shareholders	$3,411	$1,401	$3,754	$3,553	$1,642	$2,649	$2,032	$1,644
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,562	1,562	1,562	1,562
Total equity attributable to Holdings' common shareholders	1,849	(161)	2,192	1,991	80	1,087	470	82
Less: Accumulated other comprehensive income (loss)	(6,870)	(8,992)	(6,516)	(7,142)	(9,802)	(7,777)	(8,166)	(8,645)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$8,719	$8,831	$8,708	$9,133	$9,882	$8,864	$8,636	$8,727

	Balances as of
(in millions USD, unless otherwise indicated)	9/30/2022	12/31/2022	3/31/2023	6/30/2023	9/30/2023	12/31/2023	3/31/2024	6/30/2024

Equity Reconciliation - Twelve Month Rolling Average
Total equity attributable to Holdings' shareholders	$6,848	$4,610	$3,567	$3,030	$2,588	$2,900	$2,469	$1,992
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,562	1,562	1,562	1,562
Total equity attributable to Holdings' common shareholders	5,286	3,048	2,005	1,468	1,026	1,338	907	430
Less: Accumulated other comprehensive income (loss)	(2,759)	(5,333)	(6,636)	(7,380)	(8,113)	(7,809)	(8,222)	(8,598)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$8,045	$8,381	$8,641	$8,848	$9,139	$9,147	$9,129	$9,027

2Q 2024 Financial Supplement	36

Glossary of Selected Financial and Product Terms

Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Accounts AV refers to Separate Accounts investment assets. AV is reflected net of reinsurance.
Advisory Assets - Assets invested in a variety of investments using an asset allocation model designed for the client’s objectives. The client is charged a fee based on the value of the assets in the account.
Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products.
Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our Equitable Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees.
Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB; (ii) the assets in our General Account investment portfolio; and (iii) the Separate Account assets of our Individual Retirement, Group Retirement and Protection Solutions businesses. Total AUM reflects exclusions between segments to avoid double counting.
Average Account Value (TTM) - Calculated as an average of the previous twelve calendar months total Account Value balance as of end of period.
Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base.
Brokerage Assets - Brokerage accounts which allow clients a variety of investments, including mutual funds, exchange traded products, equities and fixed income, to be managed in one account. The client is charged for all buy and sell transactions.
Current Product Offering (Individual Retirement) - Products sold 2011 and later.
Deferred policy acquisition costs (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset.
Direct Assets - Mutual Funds purchased through and registered directly with an asset management company. No other agents, such as brokers or distributors, are involved in the transactions.
Equitable Advisors - means Equitable Advisors, LLC, a Delaware limited liability company, our retail broker/dealer for our retirement and protection businesses and a wholly-owned indirect subsidiary of Holdings.
Equitable America - means Equitable Financial Life Insurance Company of America, an Arizona corporation and a wholly-owned indirect subsidiary of Holdings.
Equitable Life - means Equitable Financial Life Insurance Company, a New York corporation, a life insurance company and a wholly-owned subsidiary of EFS.
Fixed Rate (Individual Retirement) - Pre-2011 GMxB products.
FYP - First year premium and deposits.
GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees).
Gross premiums - FYP and Renewal premium and deposits.
Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant.
Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV.
Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs).
Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments.
Legacy - The Legacy segment consists of our fixed-rate GMxB business written prior to 2011. In 2023, we began reporting this business separately from our Individual Retirement business.
Liability for future policy benefits - the liability related to life insurance policies such as non-participating traditional life insurance policies (Term) and limited pay contracts (Payout, Pension).
Market risk benefits - (“MRBs”) are contracts or contract features that provide protection to the contract holder from other than nominal capital market risk and expose the Company to other than nominal capital market risk. Market risk benefits include contract features that provide minimum guarantees to policyholders and include GMIB, GMDB, GMWB, GMAB, and ROP DB benefits.
Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges.
Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both cash invested or withdrawn by existing clients. In addition, cash flow includes fees received from certain clients. It excludes the impact of the markets.
Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract.
Pre-tax operating margin - Calculated as operating earnings, before income taxes, divided by revenue.
Protection Solutions Benefit Ratio - Calculated as the sum of policyholders’ benefits and interest credited to policyholders’ account balances dividend by segment revenues.
Protection Solutions Reserves - Equals the aggregate value of Policyholders’ account balances and future policy benefits for policies in our Protection Solutions segment.
Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract.

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Return of Premium (“ROP”) death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death benefit.
Return on Assets - Calculated as trailing twelve months operating earnings (loss), before income taxes, divided by trailing twelve months average account value.
Return on Equity (ex. AOCI) - Calculated as trailing twelve months net income (loss) attributable to Holdings' common shareholders divided by average equity attributable to Holdings' common shareholders, excluding Accumulated Other Comprehensive Income (“AOCI”).
Revenue per advisor - Calculated as trailing twelve months revenue divided by the average number of advisors for each of the most recent four quarters.
Trailing Twelve Months ("TTM") - The twelve calendar months preceding the balance sheet date of a given reporting period.

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Analyst Coverage, Ratings & Contact Information

Analyst Coverage

Firm			Analyst			Phone Number

Citi			Michael Ward			1 (212) 816-4269
Deutsche Bank			Cave Montazeri			1 (212) 250-2798
Dowling & Partners			Joel Hurwitz			1 (860) 676-7312
Evercore ISI			Thomas Gallagher			1 (212) 446-9439
Goldman Sachs			Alex Scott			1 (212) 902-9592
Jefferies			Suneet Kamath			1 (212) 778-8602
J.P. Morgan			Jimmy Bhullar			1 (212) 622-6397
Keefe, Bruyette, & Woods			Ryan Krueger			1 (860) 722-5930
Morgan Stanley			Bob Jian Huang			1 (212) 761-6136
Raymond James			Wilma Burdis			1 (727) 567-9371
Truist Securities			Mark Hughes			1 (615) 748-4422
UBS			Brian Meredith			1 (212) 713-2492
Wells Fargo Securities			Elyse Greenspan			1 (212) 214-8031

This list is provided for informational purposes only. Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts.

Ratings

				A.M. Best	S&P	Moody’s
Last review date				Feb '24	Feb '24	May '24

Financial Strength Ratings:
Equitable Financial Life Insurance Company				A	A+	A1
Equitable Financial Life Insurance Company of America				A	A+	A1

Credit Ratings:
Equitable Holdings, Inc.				bbb+	A-	Baa1
AllianceBernstein L.P. (1)				—	A	A2

Investor and Media Contacts

Contact Investor Relations					Contact Media Relations
Erik Bass	Thomas Lewis	Rowan Clymer			Sophia Kim
(212) 314-2476					(212) 314-2010
IR@equitable.com					MediaRelations@equitable.com
ir.equitableholdings.com					www.equitableholdings.com
Notes:
(1) Last review dates: S&P as of May '24, Moody’s as of Mar '24.

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